UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 5, 2025

NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	1-31398	75-2811855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
404 Veterans Airpark Lane, Suite 300
Midland, TX 79705
(Address of Principal Executive Offices)
(432) 262-2700
(Registrant's Telephone Number, Including Area Code)
N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01	NGS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 of this Current Report on Form 8-K, on June 5, 2025, at the 2025 annual meeting of shareholders (the “Meeting”) of Natural Gas Services Group, Inc. (the “Company”), the Company's shareholders approved the Company’s proposal for the election of four individuals to serve as directors of the Company for the terms set forth below or until their respective successors are elected and qualified.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Meeting was held on June 5, 2025, at which the Company’s shareholders voted on the proposals identified below. These proposals were described in detail in the Company’s definitive Proxy Statement for the Meeting filed with the Securities and Exchange Commission on April 25, 2025.

At the close of business on April 11, 2025, the record date for the Meeting, 12,513,850 shares of Common Stock were issued and outstanding and entitled to vote at the Meeting. Shareholders owning a total of 10,738,021 shares of Common Stock were represented at the meeting, which represented approximately 85.8% of the shares of the Common Stock outstanding as of the record date for the Meeting.

Proposal 1 - Election of Directors

Each of the three nominees for director was duly elected by the Company’s shareholders, with votes as follows:

Director Nominee	For	Against and Authority Withheld	Abstentions	Broker Non-Votes
Donald J. Tringali(1)	8,934,891	864,765	13,996	924,369
Jean K. Holley(2)	9,207,155	493,902	112,595	924,369
Georganne Hodges(1)	9,596,284	200,300	17,068	924,369
J. Anthony Gallegos, Jr.(4)	9,765,824	31,512	16,316	924,369

(1) Elected for a three year term expiring at the 2028 annual meeting of shareholders, or until his respective successor is elected and qualified.
(2) Elected for a two year term expiring at the 2027 annual meeting of shareholders, or until his respective successor is elected and qualified.
(3) Elected for a one year term expiring at the 2026 annual meeting of shareholders, or until his respective successor is elected and qualified.

Proposal 2 - Advisory Vote on Executive Compensation

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, by the following vote:

For	Against	Abstentions	Broker Non-Votes
8,090,928	1,331,487	391,237	924,369

Proposal 3 - Amendment to the 2019 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under the plan by 500,000 shares and extend the term of the plan by an additional five years;

The shareholders approved the amendment to the 2019 Equity Incentive Plan with votes as follows:

For	Against	Abstentions	Broker Non-Votes
9,436,695	362,571	14,386	924,369

Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Ham, Langston & Brezina LLP as the Company’s independent registered public accounting firm for fiscal year 2025 by the following vote:

For	Against	Abstentions
10,452,723	103,972	181,326

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

Date:	June 9, 2023	By:	/s/ Justin C. Jacobs
Justin C. Jacobs
Chief Executive Officer